                                                                   Exhibit 10.6


                                BUSINESS LICENSE

                          OF AN ENTERPRISE LEGAL PERSON


         Registration No.: Qi Du Yue Shen Zong Zi No. 308985
         Date of Establishment: 25 April 2002

         Number of Duplicates: 1
         Registration Authority: Shenzhen Municipal Administration for Industry
                                 and Commerce

         (sealed) Shenzhen Municipal Administration for Industry and Commerce


                                        4 June 2003

                                        2002 Annual Audit Completed
                                        ---------------------------


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Serial No.:                 0578794

Name:                       Concord Camera (Shenzhen) Company Limited

Domicile:                   Industrial Zone 189, Henggang Town, Longgang
                            District, Shenzhen Municipality

Legal representative:       Keith Lampert

Registered capital:         US$1.5 million (paid-up capital: $900,000)

Type of enterprise:         wholly foreign-owned enterprise (Hong Kong
                            Investment)

Scope of business:          production and operation of mechanical cameras,
                            single-use cameras, digital cameras, camera parts
                            (may only commence operations upon passing the fire safety inspection)


Branch Organisations


Term of operation:          from 25 April 2002 to 25 April 2052

[shall report for annual inspection to the registration authority each year from 1 January to 30 April, no further notice shall be given]

                                BUSINESS LICENSE

                          OF AN ENTERPRISE LEGAL PERSON

                            (Duplicate) Duplicate: 1

               Registration No.: Qi Du Yue Shen Zong Zi No. 308985




Name:                       Concord Camera (Shenzhen) Company Limited

Domicile:                   Industrial Zone 189, Henggang Town, Longgang
                            District, Shenzhen Municipality

Legal representative:       Keith Lampert

Registered capital:         US$1.5 million (paid-up capital: $900,000)

Type of enterprise:         wholly foreign-owned enterprise (Hong Kong
                            investment)

Scope of business:          production and operation of mechanical
                            cameras, single-use cameras, digital cameras, camera parts (may only commence operations upon passing the fire safety inspection)


Branch Organisations:



Term of operation:          from 25 April 2002 to 25 April 2052

Date of establishment:      25 April 2002

                                                   2002 Annual Audit Completed
                                                   ---------------------------

                                                         Serial Number: 0673694

                                   Explanation

1. The Business License of an Enterprise Legal Person is evidence that an enterprise has obtained the status of an enterprise legal person and is operating lawfully.

2. The Business License of an Enterprise Legal Person is divided into an original and a duplicate. The original and duplicate have the same legal validity and effect. The original of the business license shall be placed at a visible location at the domicile of the enterprise legal person. An enterprise legal person may apply to the registration authority to obtain several duplicates in accordance with its business needs.

3. The business license may not be forged, altered, leased, lent or assigned. Any unit or individual other than the registration authority may not detain, confiscate or revoke the business license.

4. An enterprise legal person shall engage in business activities within the scope of business registered following verification.

5. When there is a change in the items registered by an enterprise legal person, it shall apply to the original registration authority for amendment of the registration.

6. The registration authority conducts an annual inspection of enterprise legal persons from 1 January to 30 April each year.

7. When the registration of an enterprise is cancelled, it shall return the original and the duplicate(s) of the business license. The business license becomes void automatically as soon as it has been cancelled by the registration authority.


             Details of Annual Inspection of Enterprise Legal Person

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Registration Authority: Shenzhen Municipal Administration for Industry and
                        Commerce

(Sealed) Shenzhen Municipal Administration for Industry and Commerce

4 June 2003